                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in K&G Men's Center, Inc.'s Form S-8 Registration Statements, file numbers 333-23609, 333-29271 and 333-29273, of our report dated March 17, 1999 appearing on page F-2 of K&G Men's Center, Inc.'s Form 10-K for the year ended January 31, 1999.

                                     ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 25, 1999